                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                   FORM 8-K
                                CURRENT REPORT



                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported)  APRIL 18, 1996
                                                        --------------


                                 ECOGEN INC.
                                 ----------
           (Exact Name of Registrant as specified in its charter)


DELAWARE                         1-9579                    22-2487948
- --------                         ------                    ----------
(State or other                  (Commission File          (IRS Employer
jurisdiction of                  Number)                   Identification No.)
of incorporation)


          2005 CABOT BOULEVARD WEST, LANGHORNE, PENNSYLVANIA  19047
          ---------------------------------------------------------
             (Address of Principal Executive Offices) (Zip Code)


      Registrant's telephone number, including area code (215) 757-1590
                                                         --------------


                               Not Applicable
                               --------------
        (Former name or former address, if changed since last report)

ITEM 5.          OTHER EVENTS

                 Ecogen Inc. recently announced that its Board of Directors has authorized a program to purchase, over a two year period, up to 350,000 shares of the Company's outstanding common stock, representing approximately 5% of the Company's outstanding common stock. Timing of the purchases will be dependent upon, among other things, market conditions and will be at the discretion of management.





                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 18, 1996                   ECOGEN INC.


                                        By: James P. Reilly, Jr. /s/
                                            ------------------------------
                                            Name:  James P. Reilly, Jr.
                                            Title: Chairman and
                                                   Chief Executive Officer





                                     Page 2